******************** PRELIMINARY INFORMATION ONLY **************************

                           Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
               Manufactured Housing Contract, Senior/Subordinate
                   Pass-Through Certificates, Series 1999-D


-----------------------------------------------------------------------------
GROUP I CERTIFICATES:
$ [ 43,000,000] Class IA-1 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 31,000,000] Class IA-2 Fixed Rate Group Certificates - [TBD%]
$ [ 26,000,000] Class IA-3 Fixed Rate Group Certificates - [TBD%]
$ [ 25,483,000] Class IA-4 Fixed Rate Group Certificates - [TBD%]
$ [ 6,972,000] Class IA-5 Fixed Rate Group Certificates - [TBD%]
$ [ 6,197,000] Class IM-1 Fixed Rate Group Certificates - [TBD%]
$ [ 6,197,000] Class IB-1 Fixed Rate Group Certificates - [TBD%]
$ [ 10,070,000] Class IB-2 Fixed Rate Group Certificates - [TBD%]

GROUP II CERTIFICATES:
$ [100,522,000] Class IIA-1 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 13,227,000] Class IIB-1 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 3,969,000] Class IIB-2 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 5,291,000] Class IIB-3 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 9,259,000] Class IIB-4 Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
-------------------------------------------------------------------------------








The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1999-D transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

 ******************** PRELIMINARY INFORMATION ONLY **************************
             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo


Title of Securities:       VMF 1999-D, Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5,
                           Class IM-1, Class IB-1 and Class IB-2 Fixed Rate Group Certificates and
                           Class IIA-1, Class IIB-1, Class IIB-2, Class IIB-3, and Class IIB-4 Adjustable Rate Group Certificates

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Trustee:                   The Bank of New York
                                                     CREDIT ENHANCEMENT
                                                     ------------------
                                                     1) Excess interest
                                                     2) Over-Collateralization
                                                     3) Cross-Collateralization
                                                     4) Subordination
                                                     5) Limited Guarantee of Clayton Homes, Inc. (Class I B-2
                                                        and Class II B-4 only)

Excess Interest:           Excess interest cashflows from each group will be available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior
                           Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE CERTIFICATES
                           N/A

                           ADJUSTABLE RATE CERTIFICATES
                           Initial Deposit: [0.00%]           Target: [3.50%]

                           These O/C percentages are subject to step-downs beginning
                           in month [61] if the Subordinate Class Principal distribution tests are met.
Cross-
Collateralization:         Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:                                                     GROUP I (Fixed)   GROUP II (Adjustable)
                                                                       -------           --------
                           Class IA-1 - IA-4 + IIA-1 (Aaa/AAA)         [19.00]%         [24.00]%
                           Class IA-5 + IIB-1        (Aa3/AA-)         [14.50]%         [14.00]%
                           Class IM-1 + IIB-2        (A2/A)            [10.50]%         [11.00]%
                           Class IB-1 + IIB-3        (Baa2/BBB)        [ 6.50]%         [ 7.00]%
                           Class IB-2 + IIB-4        (Baa2/BBB)                          [ 3.50]%

Class Sizes:                                                          GROUP I           GROUP II
                                                                      -------           --------
                           Class IA-1 - IA-4 + IIA-1 (Aaa/AAA)         [81.00]%         [76.00]%
                           Class IA-5 + IIB-1        (Aa3/AA-)         [ 4.50]%         [10.00]%
                           Class IM-1 + IIB-2        (A2/A)            [ 4.00]%         [ 3.00]%
                           Class IB-1 + IIB-3        (Baa2/BBB)        [ 4.00]%         [ 4.00]%
                           Class 1B-2 + IIB-4        (Baa2/BBB)        [ 6.50]%         [ 7.00]%
                           O/C                                                          [ 3.50]%

                           THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                           AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                           HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                           COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                           THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                           DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                           DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                           IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                           BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                           PROSPECTUS.


************************** PRELIMINARY INFORMATION ONLY ************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo
--------------------------------------------------------------------------------
                               Fixed-Rate Group

                  Class       Class           Class        Class       Class       Class      Class         Class
                 I A-1       I A-2            I A-3        I A-4       I A-5       I M-1      I B-1         I B-2

Amount:        [43,000,000  31,000,000    26,000,000     25,483,000   6,972,000   6,197,000  6,197,000     10,070,000]

Coupon:          1ML+[TBD] bps[-----------------------------------TBD------------------------------------------]

Approx. Price: [-------------------------------------------TBD------------------------------------------------]

Yield(%):      [-------------------------------------------TBD------------------------------------------------]

Spread (bps):  [-------------------------------------------TBD------------------------------------------------]

Avg Life
To Call:       [1.088       3.013         5.043          9.231         11.853       8.708      6.116      10.303]

Avg Life
To Mat.:       [1.088       3.013         5.043          9.338         15.331       9.316      6.116      13.205]

1st Prin Pymt:
  To 10% Call: [12/07/1999  02/07/2002 11/07/2003   07/07/2006  10/07/2011   12/07/2004 12/07/2004 05/07/2007]

Last Prin Pmt
  To 10% Call: [02/07/2002  11/07/2003 07/07/2006   10/07/2011   10/07/2011  10/07/2011 05/07/2007 10/07/2011]

Last Prin Pmt
  To Mat.:     [02/07/2002  11/07/2003 07/07/2006   04/07/2013   02/07/2018  02/07/2018 05/07/2007 01/07/2029]

Stated Mat:    [01/07/2008  08/07/2012 10/07/2017   01/07/2030   01/07/2030  01/07/2030 01/07/2016 01/07/2030]

Expected
Settlement:    [----------------------------------[11/30/99] ------------------------------------------]

Pymt Delay:    0 days          [---------------------------------6 days ----------------------------------]

Interest Pmt   Act/360      30/360       30/360     30/360      30/360      30/360     30/360      30/360
Basis:

Dated Date:    [11/30/99]   [------------------------------[11/01/99]-----------------------------------]

Ratings:       [Aaa/AAA     Aaa/AAA  Aaa/AAA    Aaa/AAA     Aa3/AA-      A2/A     Baa2/BBB    Baa2/BBB]
(Moody's/Fitch)

Pricing Date:  [-------------------------------------------TBD-----------------------------------]

Prepayment Speed:   225% MHP

Total Group Size:   [$154,919,226.84]

Class IA-1
Remittance Rate:    The Class I A-1 Pass Through Rate will equal the lesser of
                    i) One Month LIBOR plus [TBD%] and ii) the weighted average gross coupon of the contracts less the 1.25% servicing
                    fee (if Vanderbilt is no longer the servicer).

Maximum Rate:       Remittance rates on the Group I Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the Group I contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of
                    [1.25%].

Servicing Fee:      For as long as Vanderbilt is the servicer, the servicing fee of [1.25]% per annum is subordinate to the Offered Certificates on a monthly basis.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION
CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT
PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY
DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR
VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS
INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING
ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS
TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE
FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.



 ************************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo

Cashflow Priority:


  PRICING
  BASE CASE       CLASS I M-1 AND CLASS B DISTRIBUTION TEST IS MET:
                         1) Current interest and any previously unreimbursed
                            interest to Classes I A-1 - I A-4;
                         2) Senior percentage of principal payments
                            sequentially to Classes I A-1, I A-2, I A-3, and I A-4
                            until such class is reduced to zero;
                         3) Current interest and any previously unreimbursed
                            interest to Class I A-5 Certificates;
                         4) Senior percentage of principal payments to
                            Class I A-5 until such class is reduced to zero;
                         5) Current interest and any previously unreimbursed
                            interest to Class I M-1 Certificates;
                         6) Mezzanine percentage of principal payments to
                            Class I M-1 until such class is reduced to zero;
                         7) Current interest and any previously unreimbursed
                            interest to Class I B-1 Certificates;
                         8) Class I B percentage of principal payments to
                            Class I B-1 until such class is reduced to zero;
                         9) Current interest and any previously unreimbursed
                            interest to Class I B-2 Certificates;
                        10) Class I B percentage of principal payments to
                            Class I B-2 until such class is reduced to zero;
                        11) Excess cashflow to fund any Available Funds shortfall
                            with respect to the Group II Certificates except the
                            Net Funds Cap Carryover Amount;
                        12) Excess cashflow to the Class II A-1 to build O/C for the
                            Group II Certificates.
                        13) As long as Vanderbilt is the Servicer, any remainder
                            up to the amount equal to 1/12th of the product of
                            1.25% and the pool scheduled principal balance to the
                            Servicer;
                        14) Any remainder to the Class R Certificates.

                     __________________________________________________________
                     |          |           |           |          |          |
                     |   I A-1  |   I A-2   |   I A-3   |   I A-4  |   I A-5  |
                     |          |           |           |          |          |
                     |__________|___________|___________|__________|__________|
                     |///////////////////|                                    |
                     |///////////////////|               I M-1                |
                     |///////////////////|----------------------------------- |
                     |///////////////////|     I B-1       |    I B-2         |
                     ----------------------------------------------------------
                              5 yrs



                     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                     AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                     HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                     COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                     THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                     DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                     DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                     IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                     BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                     PROSPECTUS.


 ************************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo



Cashflow Priority:

                   CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT MET:
                          1) Current interest and any previously unreimbursed
                             interest to Classes I A-1 - I A-4 Certificates;
                          2) 100% of principal payments sequentially to Classes
                             I A-1, I A-2, I A-3, and I A-4 until
                             such class is reduced to zero;
                          3) Current interest and any previously unreimbursed
                             interest to Class I A-5 Certificates;
                          4) 100% of principal payments to Class I A-5 until such
                             Class is reduced to zero;
                          5) Current interest and any previously unreimbursed
                             interest to Class I M-1 Certificates;
                          6) 100% of principal payments to Class I M-1 until such
                             Class is reduced to zero;
                          7) Current interest and any previously unreimbursed
                             interest to Class I B-1 Certificates;
                          8) 100% of principal payments to Class I B-1 until such
                             Class is reduced to zero;
                          9) Current interest and any previously unreimbursed
                             interest to Class I B-2 Certificates;
                         10) 100% of principal payments to Class I B-2 until such
                             Class is reduced to zero;
                         11) Excess cashflow to fund any Available Funds shortfall
                             with respect to the Group II Certificates except the
                             Net Funds Cap Carryover Amount;
                         12) Excess cashflow to the Class II A-1 to build O/C for the
                             Group II Certificates.
                         13) So long as Vanderbilt is the Servicer, any remainder
                             up to the amount equal to 1/12th of the product of
                             1.25% and the pool scheduled principal balance to the
                             Servicer;
                         14) Any remainder to the Class R Certificates.
         _________________________________________________________________
         |       |       |       |       |       |       |       |       |
         |       |       |       |       |       |       |       |       |
         | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I M-1 | I B-1 | I B-2 |
         |       |       |       |       |       |       |       |       |
         |_______|_______|_______|_______|_______|_______|_______|_______|


Class I B Distribution
Test:                    THE CLASS I M-1 AND CLASS I B DISTRIBUTION IS MET IF:
                         1)  Remittance Date is on or after December 2004
                         2)  Class I M-1 Percentage plus Class I B Percentage is at least [25.375] %
                             (which is  1.75  times the sum of the original Class I M-1 Percentage and the original Class I B Percentage).
                         3)  Cumulative Realized Losses do not exceed [7]% for
                             year 2004, [8]% for year 2005, and [9]% for year 2006
                             and beyond of the Original Principal Balance of the Contracts
                         4)  Current Realized Loss Ratio does not exceed  [2.75]%
                         5)  Average 60 Day Delinquency Ratio does not exceed  [5]%
                         6)  Average 30 Day Delinquency Ratio does not exceed  [7]%
                         7)  Class I B-2 Principal Balance must not be less than [$3,098,384.54]
                             (which represents approximately  2%  of the Total Original Group I Pool
                             Principal Balance).






                          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                          AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                          HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                          COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                          THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                          DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                          DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                          IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                          BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                          PROSPECTUS.


 ************************** PRELIMINARY INFORMATION ONLY ***********************
             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo


-----------------------------------------------------------------------------------------------------------------
                                       Adjustable-Rate Certificates
                           Class            Class             Class          Class          Class
                           II A-1           II B-1            II B-2         II B-3         II B-4
-----------------------------------------------------------------------------------------------------------------
Amount:                 [100,522,000.00   13,227,000.00    3,969,000.00    5,291,000.00    9,259,000.00]

Coupon:                 1ML+[TBD] bp      1ML+[TBD] bp     1ML+[TBD] bp    1ML+[TBD] bp    1ML+[TBD] bp

Approx. Price:           [--------------------------------TBD----------------------------------------]

Avg Life
To Call:                 [3.708            5.777            6.984           8.581           11.415   ]

Avg Life
To Mat:                  [3.875            5.777            6.984           8.581           13.088   ]

1st Prin Pymt:
  To 10% Call:           [12/07/1999      12/07/2004      07/07/2006      07/07/2007      08/07/2009 ]

Last Prin Pmt
  To 10% Call:           [10/07/2011      07/07/2006      07/07/2007      08/07/2009      10/07/2011 ]

Last Prin Pmt
  To Mat.:               [11/07/2016      07/07/2006      07/07/2007      08/07/2009      06/07/2018

Stated Maturity:         [01/07/2030      11/07/2016      07/07/2017      05/07/2018      01/07/2030]

Expected Settlement:     [---------------------------------11/30/99-----------------------]

Pymt Delay:                0 Days           0 Days            0 Days            0 Days          0 Days]

Dated Date:                [11/30/99]       [11/30/99]        [11/30/99]        [11/30/99]      [11/30/99]

Rating: (Moody's/Fitch)  [Aaa/AAA  Aa3/AA-        A2/A            Baa2/BBB    Baa2/BBB]

Pricing Date:            [----------------------------------TBD-----------------------------------]

Prepayment Speed:        250% MHP

Total Group Size:        [$132,268,899.79]

Group II Pass
Through Rate:            The Group II Pass Through Rate will equal the lesser of
                         i) One Month LIBOR plus [TBD%] and ii) the Net Funds Cap
                         as described herein.

Coupon Step up:          If the 10% Clean-Up Call is not exercised, the coupon
                         on the Class Adjustable Rate Certificates :
                         IIA-1  - shall increase to [2x] the respective margin
                         IIB-1  - shall increase by an additional  [50 BP]
                         IIB-2  - shall increase by an additional  [50 BP]
                         IIB-3  - shall increase by an additional  [50 BP]
                         IIB-4  - shall increase by an additional  [50 BP]

Net Funds Cap:           The difference between the a) collateral WAC and b) the
                         the sum of i) if the OC is less than its target,
                         [0.75]% spread cushion, and ii) if the Company is no
                         longer the Servicer, [1.25]%.

Net Funds Cap
Carryover:               If on any Payment Date the Group II Certificate interest distribution amount is less than the Group II Pass-Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid.

                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                         AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                         HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                         COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                         THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                         DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                         DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                         IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                         BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                         PROSPECTUS.


************************** PRELIMINARY INFORMATION ONLY ***********************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo

Cashflow Priority:



PRICING
BASE CASE       CLASS II B DISTRIBUTION TEST IS MET:
                          1) Current interest and any previously unreimbursed
                             interest to Class II A-1 Certificates
                             (subject to the Net Funds Cap);
                          2) Senior percentage of principal payments
                             to Class II A-1 until such class is reduced to zero;
                          3) Current interest and any previously unreimbursed
                             interest to Class II B-1 Certificates;
                          4) Class II B percentage of principal payments to
                             Class II B-1 until such class is reduced to zero;
                          5) Current interest and any previously unreimbursed
                             interest to Class II B-2 Certificates;
                          6) Class II B percentage of principal payments to
                             Class II B-2 until such class is reduced to zero;
                          7) Current interest and any previously unreimbursed
                             interest to Class II B-3 Certificates;
                          8) Class II B percentage of principal payments to
                             Class II B-3 until such class is reduced to zero;
                          9) Current interest and any previously unreimbursed
                             interest to Class II B-4 Certificates;
                         10) Class II B percentage of principal payments to
                             Class II B-4 until such class is reduced to zero;
                         11) Excess cashflow to fund any Available Funds shortfall
                             with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                         12) Excess cashflow to the Class II A-1 to build O/C.
                         13) So long as Vanderbilt is the Servicer, any remainder
                             up to the amount equal to 1/12th of the product of
                             1.25% and the pool scheduled principal balance to the
                             Servicer;
                         14) Any remainder to the Class R Certificates.
                  ____________________________________________________________________
                  |                                                                              |
                  |                          II A-1                                     |
                  |                                                                              |
                  |__________________________________________________________________|
                  |/////////////|                |            |          |              |
                  |/////////////|                |            |         |               |
                  |/////////////|   II B-1       |   II B-2   |  II B-3 |    II B-4     |
                  |/////////////|________________|____________|_________|____________|
                        5 yrs












                   THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                   AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                   HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                   COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                   THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                   DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                   DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                   IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                   BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                   PROSPECTUS.



************************ PRELIMINARY INFORMATION ONLY **************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo



              CLASS II B DISTRIBUTION TEST IS NOT MET:
                       1) Current interest and any previously unreimbursed
                          interest to Classes II A-1 Certificates;
                       2) 100% of principal payments sequentially to Class
                          II A-1 until such class is reduced to zero;
                       3) Current interest and any previously unreimbursed
                          interest to Class II B-1 Certificates;
                       4) 100% of principal payments to Class II B-1 until such
                          Class is reduced to zero;
                       5) Current interest and any previously unreimbursed
                          interest to Class II B-2 Certificates;
                       6) 100% of principal payments to Class II B-2 until such
                          Class is reduced to zero;
                       7) Current interest and any previously unreimbursed
                          interest to Class II B-3 Certificates;
                       8) 100% of principal payments to Class II B-3 until such
                          Class is reduced to zero;
                       9) Current interest and any previously unreimbursed
                          interest to Class II B-4 Certificates;
                      10) 100% of principal payments to Class II B-4 until such
                          Class is reduced to zero;
                      11) Excess cashflow to fund any Available Funds shortfall
                          with respect to the Group I Certificates except the
                          Net Funds Cap Carryover Amount;
                      12) Excess cashflow to the Class II A-1 to build O/C.
                      13) So long as Vanderbilt is the Servicer, any remainder
                          up to the amount equal to 1/12th of the product of
                          1.25% and the pool scheduled principal balance to the
                          Servicer;
                      14) Any remainder to the Class R Certificates.
      _________________________________________________________________________
      |                                       |       |       |       |       |
      |                                       |       |       |       |       |
      |             II A-1                    | II B-1| II B-2| II B-3| II B-4|
      |                                       |       |       |       |       |
      |_______________________________________|_______|_______|_______|_______|


Class II B Distribution
Test:                   The Class II B Distribution Test is met if
                        1)  Remittance Date is on or after December 2004
                        2)  Class II B Percentage + O/C is at least  [50.0%]
                        3)  Cumulative Realized Losses do not exceed  [7]%  for
                            year  2004 ,  [8]%  for year  2005 , and  [9]%  for
                            year  2006 and beyond of the Original Principal
                            Balance of the Contracts
                        4)  Current Realized Loss Ratio does not exceed  [2.75]%
                        5)  Average 60 Day Delinquency Ratio does not exceed  [5]%
                        6)  Average 30 Day Delinquency Ratio does not exceed  [7]%
                        7)  Sum of Class II B-4 Principal Balance + O/C must not be less than  [$2,645,378.00]
                            (which represents approximately  2%  of the Total Original Group II Pool
                            Principal Balance).





                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                         AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                         HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                         COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                         THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                         DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                         DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                         IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                         BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                         PROSPECTUS.


************************ PRELIMINARY INFORMATION ONLY **************************

             Vanderbilt Mortgage and Finance, Inc., Series 1999-D
                          Preliminary Marketing Memo



Cleanup Call:               The Servicer may call the Certificates at par plus
                            accrued interest after the aggregate remaining pool balance of both Groups is less than 10% of the Cut-off Date pool principal balance.

Payment Date:               The 7th day of each month or, if such day is not a
                            business day, the next succeeding business day,
                            beginning in December, 1999.

Interest Accrual:           Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I M-1,
                            I B-1 and I B-2 certificates. For the Class I A-1 certificates and the Group II
                            Certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class I A-1 certificates and the Group II Certificates. For the Class I A-1 certificates, and the Group II
                            Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:       The Class I A-1, I A-2, I A-3, and I A-4 Certificates and the Class II A-1
                            will be ERISA eligible.  The Class I A-5, Class I M-1, I B-1 and I B-2 Certificates
                            and the Class II B-1, II B-2, II B-3 and II B-4 are not ERISA eligible.  However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:       The Class II A-1 and II B-1 Certificates will constitute "mortgage related securities"
                            under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA".



                               Group I                 Group II
Type of Collateral:       [       FIXED                     ARM             ]
Amount                    [  $154,919,226.84          $132,268,899.79       ]
Avg Unpaid Balance:       [       $35,483.10               $40,461.58       ]
Max Original Balance:     [      $149,922.24              $131,900.00       ]
WAC:                      [           10.452%                  10.180%      ]
Coupon Range:             [ 7.750% -  18.000%        7.990% -  15.500%      ]
WAM:                      [              238                      238       ]
WA Orig Term              [              241                      239       ]
WALTV:                    [           85.339%                  85.766%      ]
New                       [            58.74%                   80.68%      ]
Used                      [            41.26%                   19.32%      ]
Single                    [            43.54%                   41.94%      ]
Multi                     [            51.84%                   58.06%      ]
Site Built                [             4.61%                    0.00%      ]


Prospectus:                 The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                            Supplement (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.




                           THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                           AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                           HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                           COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                           THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                           DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                           DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                           IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                           BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                           PROSPECTUS.


 Projected Available Funds Cap of GROUP II:
 =========================================
 (GROSS COUPON - [75] bp CARVE-OUT, Using 30/360 Day Count)

 * Assuming VMF is the servicer


 DATE  COUPON
-------------
12/99   9.430
01/00   9.430
02/00   9.430
03/00   9.430
04/00   9.430
05/00   9.430
06/00   9.430
07/00   9.448
08/00   9.448
09/00   9.568
10/00   9.686
11/00   9.797
12/00   9.821
01/01   9.827
02/01   9.827
03/01   9.827
04/01   9.827
05/01   9.827
06/01   9.828
07/01   9.828
08/01   9.828
09/01   9.828
10/01   9.828
11/01   9.828
12/01   9.828




                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******




                                                                                               DATED DATE: 11/30/99
  CURRENT COUPON:  TBD                                 vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $43,000,000.00           BOND IA1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275




             PRICING SPEED
             GP I  225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE   GP II 250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24         43.66       39.81       41.73       45.59       47.53       49.50
     99-24+        42.18       38.57       40.37       43.99       45.80       47.65
     99-25         40.70       37.33       39.01       42.39       44.08       45.81
     99-25+        39.22       36.09       37.65       40.79       42.36       43.96
     99-26         37.74       34.85       36.29       39.19       40.64       42.11
     99-26+        36.26       33.61       34.93       37.59       38.91       40.27
     99-27         34.78       32.37       33.57       35.98       37.19       38.42
     99-27+        33.30       31.13       32.21       34.38       35.47       36.58

     99-28         31.82       29.89       30.86       32.79       33.75       34.74
     99-28+        30.34       28.66       29.50       31.19       32.03       32.89
     99-29         28.86       27.42       28.14       29.59       30.31       31.05
     99-29+        27.38       26.18       26.78       27.99       28.59       29.21
     99-30         25.91       24.94       25.43       26.39       26.87       27.36
     99-30+        24.43       23.71       24.07       24.79       25.15       25.52
     99-31         22.95       22.47       22.71       23.19       23.44       23.68
     99-31+        21.48       21.24       21.36       21.60       21.72       21.84

    100-00         20.00       20.00       20.00       20.00       20.00       20.00
    100-00+        18.52       18.76       18.64       18.40       18.28       18.16
    100-01         17.05       17.53       17.29       16.81       16.57       16.32
    100-01+        15.57       16.29       15.93       15.21       14.85       14.48
    100-02         14.10       15.06       14.58       13.62       13.13       12.64
    100-02+        12.62       13.83       13.23       12.02       11.42       10.80
    100-03         11.15       12.59       11.87       10.43        9.70        8.97
    100-03+         9.68       11.36       10.52        8.83        7.99        7.13

    100-04          8.20       10.12        9.16        7.24        6.27        5.29
    100-04+         6.73        8.89        7.81        5.64        4.56        3.45
    100-05          5.26        7.66        6.46        4.05        2.85        1.62

First Payment      0.019       0.019       0.019       0.019       0.019       0.019
Average Life       1.088       1.311       1.189       1.003       0.930       0.866
Last Payment       2.186       2.603       2.353       2.019       1.853       1.686







                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******



          COUPON:  TBD                                 vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $31,000,000.00                BOND IA2 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                    PREPAYMENT SPEED


            PRICING SPEED
            GP I   225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE  GP II  250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24          6.99        6.98        6.99        6.99        7.00        7.00
     99-24+         6.98        6.98        6.98        6.99        6.99        7.00
     99-25          6.98        6.97        6.98        6.98        6.99        6.99
     99-25+         6.97        6.97        6.97        6.98        6.98        6.98
     99-26          6.97        6.96        6.96        6.97        6.97        6.97
     99-26+         6.96        6.96        6.96        6.96        6.96        6.97
     99-27          6.96        6.95        6.95        6.96        6.96        6.96
     99-27+         6.95        6.95        6.95        6.95        6.95        6.95

     99-28          6.94        6.94        6.94        6.94        6.94        6.94
     99-28+         6.94        6.94        6.94        6.94        6.94        6.94
     99-29          6.93        6.93        6.93        6.93        6.93        6.93
     99-29+         6.93        6.93        6.93        6.92        6.92        6.92
     99-30          6.92        6.92        6.92        6.92        6.92        6.92
     99-30+         6.91        6.92        6.92        6.91        6.91        6.91
     99-31          6.91        6.91        6.91        6.91        6.90        6.90
     99-31+         6.90        6.91        6.90        6.90        6.90        6.89

    100-00          6.90        6.90        6.90        6.89        6.89        6.89
    100-00+         6.89        6.90        6.89        6.89        6.88        6.88
    100-01          6.88        6.89        6.89        6.88        6.88        6.87
    100-01+         6.88        6.89        6.88        6.87        6.87        6.86
    100-02          6.87        6.88        6.88        6.87        6.86        6.86
    100-02+         6.87        6.88        6.87        6.86        6.85        6.85
    100-03          6.86        6.87        6.87        6.85        6.85        6.84
    100-03+         6.85        6.87        6.86        6.85        6.84        6.83

    100-04          6.85        6.86        6.86        6.84        6.83        6.83
    100-04+         6.84        6.86        6.85        6.84        6.83        6.82
    100-05          6.84        6.85        6.84        6.83        6.82        6.81
    100-05+         6.83        6.85        6.84        6.82        6.81        6.81
    100-06          6.82        6.84        6.83        6.82        6.81        6.80
    100-06+         6.82        6.84        6.83        6.81        6.80        6.79
    100-07          6.81        6.83        6.82        6.80        6.79        6.78
    100-07+         6.81        6.83        6.82        6.80        6.79        6.78

First Payment      2.186       2.603       2.353       2.019       1.853       1.686
Average Life       3.013       3.636       3.296       2.774       2.570       2.395
Last Payment       3.936       4.769       4.353       3.603       3.353       3.103









                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


          COUPON:  TBD                                 vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $26,000,000.00                BOND IA3 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                    PREPAYMENT SPEED






           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24          7.28        7.27        7.28        7.28        7.28        7.29
     99-24+         7.27        7.27        7.27        7.28        7.28        7.28
     99-25          7.27        7.27        7.27        7.27        7.27        7.28
     99-25+         7.27        7.26        7.26        7.27        7.27        7.27
     99-26          7.26        7.26        7.26        7.26        7.27        7.27
     99-26+         7.26        7.26        7.26        7.26        7.26        7.26
     99-27          7.26        7.25        7.25        7.26        7.26        7.26
     99-27+         7.25        7.25        7.25        7.25        7.25        7.25

     99-28          7.25        7.25        7.25        7.25        7.25        7.25
     99-28+         7.24        7.24        7.24        7.24        7.24        7.24
     99-29          7.24        7.24        7.24        7.24        7.24        7.24
     99-29+         7.24        7.24        7.24        7.24        7.23        7.23
     99-30          7.23        7.23        7.23        7.23        7.23        7.23
     99-30+         7.23        7.23        7.23        7.23        7.23        7.22
     99-31          7.22        7.23        7.23        7.22        7.22        7.22
     99-31+         7.22        7.22        7.22        7.22        7.22        7.21

    100-00          7.22        7.22        7.22        7.21        7.21        7.21
    100-00+         7.21        7.22        7.22        7.21        7.21        7.21
    100-01          7.21        7.22        7.21        7.21        7.20        7.20
    100-01+         7.21        7.21        7.21        7.20        7.20        7.20
    100-02          7.20        7.21        7.21        7.20        7.19        7.19
    100-02+         7.20        7.21        7.20        7.19        7.19        7.19
    100-03          7.19        7.20        7.20        7.19        7.19        7.18
    100-03+         7.19        7.20        7.19        7.19        7.18        7.18

    100-04          7.19        7.20        7.19        7.18        7.18        7.17
    100-04+         7.18        7.19        7.19        7.18        7.17        7.17
    100-05          7.18        7.19        7.18        7.17        7.17        7.16
    100-05+         7.17        7.19        7.18        7.17        7.16        7.16
    100-06          7.17        7.18        7.18        7.16        7.16        7.15
    100-06+         7.17        7.18        7.17        7.16        7.15        7.15
    100-07          7.16        7.18        7.17        7.16        7.15        7.14
    100-07+         7.16        7.17        7.17        7.15        7.15        7.14

First Payment      3.936       4.769       4.353       3.603       3.353       3.103
Average Life       5.043       6.349       5.629       4.572       4.197       3.901
Last Payment       6.603       8.269       7.436       5.853       5.186       4.769










                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.



                ****** PRELIMINARY MARKETING INFORMATION ******




          COUPON:  TBD                                  vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $25,483,000.00                BOND IA4 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                      PREPAYMENT SPEED

                                                     *** TO CALL ***



           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24          7.59        7.58        7.59        7.59        7.59        7.59
     99-24+         7.58        7.58        7.58        7.58        7.59        7.59
     99-25          7.58        7.58        7.58        7.58        7.58        7.58
     99-25+         7.58        7.58        7.58        7.58        7.58        7.58
     99-26          7.58        7.58        7.58        7.58        7.58        7.58
     99-26+         7.57        7.57        7.57        7.57        7.58        7.58
     99-27          7.57        7.57        7.57        7.57        7.57        7.57
     99-27+         7.57        7.57        7.57        7.57        7.57        7.57

     99-28          7.57        7.57        7.57        7.57        7.57        7.57
     99-28+         7.56        7.56        7.56        7.56        7.56        7.56
     99-29          7.56        7.56        7.56        7.56        7.56        7.56
     99-29+         7.56        7.56        7.56        7.56        7.56        7.56
     99-30          7.56        7.56        7.56        7.56        7.56        7.55
     99-30+         7.55        7.56        7.56        7.55        7.55        7.55
     99-31          7.55        7.55        7.55        7.55        7.55        7.55
     99-31+         7.55        7.55        7.55        7.55        7.55        7.55

    100-00          7.55        7.55        7.55        7.55        7.54        7.54
    100-00+         7.54        7.55        7.55        7.54        7.54        7.54
    100-01          7.54        7.55        7.54        7.54        7.54        7.54
    100-01+         7.54        7.54        7.54        7.54        7.54        7.53
    100-02          7.54        7.54        7.54        7.54        7.53        7.53
    100-02+         7.53        7.54        7.54        7.53        7.53        7.53
    100-03          7.53        7.54        7.53        7.53        7.53        7.52
    100-03+         7.53        7.53        7.53        7.53        7.52        7.52

    100-04          7.53        7.53        7.53        7.53        7.52        7.52
    100-04+         7.53        7.53        7.53        7.52        7.52        7.52
    100-05          7.52        7.53        7.53        7.52        7.52        7.51
    100-05+         7.52        7.53        7.52        7.52        7.51        7.51
    100-06          7.52        7.52        7.52        7.51        7.51        7.51
    100-06+         7.52        7.52        7.52        7.51        7.51        7.50
    100-07          7.51        7.52        7.52        7.51        7.51        7.50
    100-07+         7.51        7.52        7.51        7.51        7.50        7.50

First Payment      6.603       8.269       7.436       5.853       5.186       4.769
Average Life       9.231      10.997      10.083       8.426       7.658       6.925
Last Payment      11.853      12.936      12.353      11.436      11.103      10.603






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.



                ****** PRELIMINARY MARKETING INFORMATION ******


          COUPON:  TBD                                  vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $6,972,000.00                 BOND IA5 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                      PREPAYMENT SPEED

                                                     *** TO CALL ***



           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24          8.03        8.03        8.03        8.03        8.03        8.03
     99-24+         8.03        8.03        8.03        8.03        8.03        8.03
     99-25          8.03        8.03        8.03        8.03        8.03        8.03
     99-25+         8.02        8.02        8.02        8.02        8.02        8.02
     99-26          8.02        8.02        8.02        8.02        8.02        8.02
     99-26+         8.02        8.02        8.02        8.02        8.02        8.02
     99-27          8.02        8.02        8.02        8.02        8.02        8.02
     99-27+         8.02        8.02        8.02        8.02        8.02        8.02

     99-28          8.01        8.01        8.01        8.01        8.01        8.01
     99-28+         8.01        8.01        8.01        8.01        8.01        8.01
     99-29          8.01        8.01        8.01        8.01        8.01        8.01
     99-29+         8.01        8.01        8.01        8.01        8.01        8.01
     99-30          8.01        8.01        8.01        8.01        8.00        8.00
     99-30+         8.00        8.00        8.00        8.00        8.00        8.00
     99-31          8.00        8.00        8.00        8.00        8.00        8.00
     99-31+         8.00        8.00        8.00        8.00        8.00        8.00

    100-00          8.00        8.00        8.00        8.00        8.00        8.00
    100-00+         7.99        8.00        8.00        7.99        7.99        7.99
    100-01          7.99        7.99        7.99        7.99        7.99        7.99
    100-01+         7.99        7.99        7.99        7.99        7.99        7.99
    100-02          7.99        7.99        7.99        7.99        7.99        7.99
    100-02+         7.99        7.99        7.99        7.99        7.99        7.98
    100-03          7.98        7.99        7.99        7.98        7.98        7.98
    100-03+         7.98        7.98        7.98        7.98        7.98        7.98

    100-04          7.98        7.98        7.98        7.98        7.98        7.98
    100-04+         7.98        7.98        7.98        7.98        7.98        7.98
    100-05          7.98        7.98        7.98        7.98        7.97        7.97
    100-05+         7.97        7.98        7.97        7.97        7.97        7.97
    100-06          7.97        7.97        7.97        7.97        7.97        7.97
    100-06+         7.97        7.97        7.97        7.97        7.97        7.97
    100-07          7.97        7.97        7.97        7.97        7.97        7.96
    100-07+         7.97        7.97        7.97        7.96        7.96        7.96

First Payment     11.853      12.936      12.353      11.436      11.103      10.603
Average Life      11.853      12.936      12.353      11.436      11.103      10.764
Last Payment      11.853      12.936      12.353      11.436      11.103      10.769





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******

          COUPON:   TBD                                vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $6,197,000.00                 BOND IM1 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                      PREPAYMENT SPEED

                                                     *** TO CALL ***



           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     99-24          8.24        8.24        8.24        8.24        8.24        8.24
     99-24+         8.24        8.24        8.24        8.24        8.24        8.24
     99-25          8.23        8.23        8.23        8.23        8.23        8.23
     99-25+         8.23        8.23        8.23        8.23        8.23        8.23
     99-26          8.23        8.23        8.23        8.23        8.23        8.23
     99-26+         8.23        8.23        8.23        8.23        8.23        8.23
     99-27          8.22        8.22        8.22        8.22        8.22        8.22
     99-27+         8.22        8.22        8.22        8.22        8.22        8.22

     99-28          8.22        8.22        8.22        8.22        8.22        8.22
     99-28+         8.21        8.22        8.22        8.21        8.21        8.21
     99-29          8.21        8.21        8.21        8.21        8.21        8.21
     99-29+         8.21        8.21        8.21        8.21        8.21        8.21
     99-30          8.21        8.21        8.21        8.21        8.21        8.21
     99-30+         8.20        8.21        8.20        8.20        8.20        8.20
     99-31          8.20        8.20        8.20        8.20        8.20        8.20
     99-31+         8.20        8.20        8.20        8.20        8.20        8.20

    100-00          8.20        8.20        8.20        8.20        8.20        8.20
    100-00+         8.19        8.19        8.19        8.19        8.19        8.19
    100-01          8.19        8.19        8.19        8.19        8.19        8.19
    100-01+         8.19        8.19        8.19        8.19        8.19        8.19
    100-02          8.19        8.19        8.19        8.19        8.18        8.18
    100-02+         8.18        8.18        8.18        8.18        8.18        8.18
    100-03          8.18        8.18        8.18        8.18        8.18        8.18
    100-03+         8.18        8.18        8.18        8.18        8.18        8.18

    100-04          8.18        8.18        8.18        8.17        8.17        8.17
    100-04+         8.17        8.17        8.17        8.17        8.17        8.17
    100-05          8.17        8.17        8.17        8.17        8.17        8.17
    100-05+         8.17        8.17        8.17        8.17        8.17        8.16
    100-06          8.16        8.17        8.17        8.16        8.16        8.16
    100-06+         8.16        8.16        8.16        8.16        8.16        8.16
    100-07          8.16        8.16        8.16        8.16        8.16        8.16
    100-07+         8.16        8.16        8.16        8.16        8.15        8.15

First Payment      5.019       5.019       5.019       5.019       5.019       5.019
Average Life       8.708       9.361       9.010       8.448       8.227       8.023
Last Payment      11.853      12.936      12.353      11.436      11.103      10.769






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


          COUPON:  TBD                                  vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $6,197,000.00                 BOND IB1 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                      PREPAYMENT SPEED




           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     97-24          9.38        9.37        9.37        9.39        9.39        9.39
     97-24+         9.38        9.36        9.37        9.38        9.39        9.39
     97-25          9.37        9.36        9.37        9.38        9.38        9.39
     97-25+         9.37        9.36        9.36        9.38        9.38        9.38
     97-26          9.37        9.35        9.36        9.37        9.38        9.38
     97-26+         9.36        9.35        9.36        9.37        9.37        9.38
     97-27          9.36        9.35        9.35        9.36        9.37        9.37
     97-27+         9.36        9.34        9.35        9.36        9.37        9.37

     97-28          9.35        9.34        9.35        9.36        9.36        9.37
     97-28+         9.35        9.34        9.34        9.35        9.36        9.36
     97-29          9.35        9.33        9.34        9.35        9.35        9.36
     97-29+         9.34        9.33        9.34        9.35        9.35        9.35
     97-30          9.34        9.33        9.33        9.34        9.35        9.35
     97-30+         9.33        9.32        9.33        9.34        9.34        9.35
     97-31          9.33        9.32        9.33        9.34        9.34        9.34
     97-31+         9.33        9.32        9.32        9.33        9.34        9.34

     98-00          9.32        9.31        9.32        9.33        9.33        9.34
     98-00+         9.32        9.31        9.32        9.33        9.33        9.33
     98-01          9.32        9.31        9.31        9.32        9.33        9.33
     98-01+         9.31        9.30        9.31        9.32        9.32        9.33
     98-02          9.31        9.30        9.30        9.31        9.32        9.32
     98-02+         9.31        9.30        9.30        9.31        9.32        9.32
     98-03          9.30        9.29        9.30        9.31        9.31        9.31
     98-03+         9.30        9.29        9.29        9.30        9.31        9.31

     98-04          9.30        9.29        9.29        9.30        9.30        9.31
     98-04+         9.29        9.28        9.29        9.30        9.30        9.30
     98-05          9.29        9.28        9.28        9.29        9.30        9.30
     98-05+         9.29        9.28        9.28        9.29        9.29        9.30
     98-06          9.28        9.27        9.28        9.29        9.29        9.29
     98-06+         9.28        9.27        9.27        9.28        9.29        9.29
     98-07          9.27        9.26        9.27        9.28        9.28        9.29
     98-07+         9.27        9.26        9.27        9.28        9.28        9.28

First Payment      5.019       5.019       5.019       5.019       5.019       5.019
Average Life       6.116       6.354       6.225       6.022       5.941       5.871
Last Payment       7.436       7.936       7.686       7.269       7.103       6.936








                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.

                ****** PRELIMINARY MARKETING INFORMATION ******


          COUPON:  TBD                                  vmf99df                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $10,070,000.00                BOND IB2 BE-YIELD TABLE                     YIELD TABLE DATE: 11/30/99
                                                      PREPAYMENT SPEED

                                                     *** TO CALL ***




           PRICING SPEED
           GP I    225.0%/    175.00%/    200.00%/    250.00%/    275.00%/    300.00%/
     PRICE GP II   250.0%/    250.00%/    250.00%/    250.00%/    250.00%/    250.00%/

     93-04         10.00        9.95        9.97       10.02       10.04       10.07
     93-04+        10.00        9.94        9.97       10.02       10.04       10.06
     93-05          9.99        9.94        9.97       10.02       10.04       10.06
     93-05+         9.99        9.94        9.97       10.01       10.04       10.06
     93-06          9.99        9.94        9.96       10.01       10.03       10.06
     93-06+         9.99        9.93        9.96       10.01       10.03       10.05
     93-07          9.98        9.93        9.96       10.01       10.03       10.05
     93-07+         9.98        9.93        9.96       10.00       10.03       10.05

     93-08          9.98        9.93        9.95       10.00       10.02       10.04
     93-08+         9.98        9.92        9.95       10.00       10.02       10.04
     93-09          9.97        9.92        9.95       10.00       10.02       10.04
     93-09+         9.97        9.92        9.95        9.99       10.01       10.04
     93-10          9.97        9.92        9.94        9.99       10.01       10.03
     93-10+         9.96        9.91        9.94        9.99       10.01       10.03
     93-11          9.96        9.91        9.94        9.98       10.01       10.03
     93-11+         9.96        9.91        9.93        9.98       10.00       10.02

     93-12          9.96        9.91        9.93        9.98       10.00       10.02
     93-12+         9.95        9.90        9.93        9.98       10.00       10.02
     93-13          9.95        9.90        9.93        9.97       10.00       10.02
     93-13+         9.95        9.90        9.92        9.97        9.99       10.01
     93-14          9.95        9.90        9.92        9.97        9.99       10.01
     93-14+         9.94        9.89        9.92        9.97        9.99       10.01
     93-15          9.94        9.89        9.92        9.96        9.98       10.00
     93-15+         9.94        9.89        9.91        9.96        9.98       10.00

     93-16          9.94        9.89        9.91        9.96        9.98       10.00
     93-16+         9.93        9.88        9.91        9.96        9.98       10.00
     93-17          9.93        9.88        9.91        9.95        9.97        9.99
     93-17+         9.93        9.88        9.90        9.95        9.97        9.99
     93-18          9.93        9.88        9.90        9.95        9.97        9.99
     93-18+         9.92        9.87        9.90        9.94        9.96        9.98
     93-19          9.92        9.87        9.90        9.94        9.96        9.98
     93-19+         9.92        9.87        9.89        9.94        9.96        9.98

First Payment      7.436       7.936       7.686       7.269       7.103       6.936
Average Life      10.303      11.211      10.723       9.941       9.634       9.347
Last Payment      11.853      12.936      12.353      11.436      11.103      10.769







                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.



                ****** PRELIMINARY MARKETING INFORMATION ******


  CURRENT COUPON:  TBD                                  vmf99da                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $100,522,000.00         BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275

                                                       *** TO CALL ***



           PRICING SPEED
            GP I  225.0%/    225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE  GP II 250.0%/    200.00%/    225.00%/    275.00%/    300.00%/    325.00%/


     99-24         45.05       43.89       44.44       45.73       46.52       47.44
     99-24+        44.55       43.46       43.97       45.19       45.92       46.78
     99-25         44.04       43.03       43.50       44.64       45.33       46.13
     99-25+        43.54       42.60       43.04       44.09       44.73       45.48
     99-26         43.04       42.16       42.57       43.55       44.13       44.82
     99-26+        42.53       41.73       42.11       43.00       43.54       44.17
     99-27         42.03       41.30       41.64       42.45       42.94       43.52
     99-27+        41.53       40.87       41.18       41.91       42.35       42.86

     99-28         41.02       40.44       40.71       41.36       41.75       42.21
     99-28+        40.52       40.01       40.25       40.82       41.16       41.56
     99-29         40.02       39.58       39.78       40.27       40.56       40.91
     99-29+        39.51       39.15       39.32       39.72       39.97       40.26
     99-30         39.01       38.72       38.86       39.18       39.38       39.60
     99-30+        38.51       38.29       38.39       38.63       38.78       38.95
     99-31         38.00       37.86       37.93       38.09       38.19       38.30
     99-31+        37.50       37.43       37.46       37.54       37.59       37.65

    100-00         37.00       37.00       37.00       37.00       37.00       37.00
    100-00+        36.50       36.57       36.54       36.46       36.41       36.35
    100-01         36.00       36.14       36.07       35.91       35.81       35.70
    100-01+        35.49       35.71       35.61       35.37       35.22       35.05
    100-02         34.99       35.28       35.15       34.82       34.63       34.40
    100-02+        34.49       34.85       34.68       34.28       34.04       33.75
    100-03         33.99       34.42       34.22       33.74       33.44       33.10
    100-03+        33.49       34.00       33.76       33.19       32.85       32.45

    100-04         32.99       33.57       33.30       32.65       32.26       31.80
    100-04+        32.49       33.14       32.83       32.11       31.67       31.15
    100-05         31.99       32.71       32.37       31.56       31.07       30.50
    100-05+        31.49       32.28       31.91       31.02       30.48       29.85
    100-06         30.99       31.85       31.45       30.48       29.89       29.21
    100-06+        30.49       31.43       30.98       29.93       29.30       28.56
    100-07         29.99       31.00       30.52       29.39       28.71       27.91
    100-07+        29.49       30.57       30.06       28.85       28.12       27.26

First Payment      0.019       0.019       0.019       0.019       0.019       0.019
Average Life       3.708       4.449       4.070       3.374       3.052       2.736
Last Payment      11.853      12.769      12.353      11.519      11.186      10.936





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


  CURRENT COUPON:  TBD                                 vmf99da                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $13,227,000.00          BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275



            PRICING SPEED
            GP I  225.0%/    225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE  GP II 250.0%/    200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24         63.08       62.94       63.08       63.05       63.02       62.99
     99-24+        62.76       62.63       62.76       62.74       62.71       62.68
     99-25         62.45       62.32       62.44       62.42       62.39       62.36
     99-25+        62.13       62.01       62.12       62.11       62.08       62.05
     99-26         61.81       61.70       61.81       61.79       61.77       61.74
     99-26+        61.49       61.39       61.49       61.47       61.45       61.43
     99-27         61.17       61.08       61.17       61.16       61.14       61.12
     99-27+        60.86       60.78       60.85       60.84       60.82       60.80

     99-28         60.54       60.47       60.54       60.53       60.51       60.49
     99-28+        60.22       60.16       60.22       60.21       60.20       60.18
     99-29         59.90       59.85       59.90       59.89       59.88       59.87
     99-29+        59.59       59.54       59.59       59.58       59.57       59.56
     99-30         59.27       59.23       59.27       59.26       59.25       59.25
     99-30+        58.95       58.92       58.95       58.95       58.94       58.93
     99-31         58.63       58.62       58.63       58.63       58.63       58.62
     99-31+        58.32       58.31       58.32       58.32       58.31       58.31

    100-00         58.00       58.00       58.00       58.00       58.00       58.00
    100-00+        57.68       57.69       57.68       57.68       57.69       57.69
    100-01         57.37       57.38       57.37       57.37       57.37       57.38
    100-01+        57.05       57.08       57.05       57.05       57.06       57.07
    100-02         56.73       56.77       56.73       56.74       56.75       56.76
    100-02+        56.41       56.46       56.42       56.42       56.43       56.44
    100-03         56.10       56.15       56.10       56.11       56.12       56.13
    100-03+        55.78       55.84       55.78       55.79       55.81       55.82

    100-04         55.46       55.54       55.47       55.48       55.49       55.51
    100-04+        55.15       55.23       55.15       55.16       55.18       55.20
    100-05         54.83       54.92       54.83       54.85       54.87       54.89
    100-05+        54.51       54.61       54.52       54.53       54.55       54.58
    100-06         54.20       54.31       54.20       54.22       54.24       54.27
    100-06+        53.88       54.00       53.88       53.90       53.93       53.96
    100-07         53.56       53.69       53.57       53.59       53.62       53.65
    100-07+        53.25       53.38       53.25       53.27       53.30       53.34

First Payment      5.019       5.019       5.019       5.103       5.103       5.103
Average Life       5.777       5.993       5.784       5.815       5.859       5.910
Last Payment       6.603       7.603       6.936       6.603       6.686       6.769







                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


  CURRENT COUPON:  TBD                                  vmf99da                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $3,969,000.00           BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275



            PRICING SPEED
            GP I  225.0%/    225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE  GP II 250.0%/    200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24        124.44      123.89      124.17      124.48      124.43      124.38
     99-24+       124.16      123.65      123.91      124.19      124.15      124.10
     99-25        123.88      123.40      123.65      123.91      123.88      123.83
     99-25+       123.61      123.16      123.39      123.63      123.60      123.56
     99-26        123.33      122.92      123.13      123.36      123.32      123.28
     99-26+       123.05      122.67      122.87      123.08      123.05      123.01
     99-27        122.77      122.43      122.60      122.80      122.77      122.74
     99-27+       122.50      122.19      122.34      122.52      122.49      122.46

     99-28        122.22      121.94      122.08      122.24      122.21      122.19
     99-28+       121.94      121.70      121.82      121.96      121.94      121.91
     99-29        121.66      121.46      121.56      121.68      121.66      121.64
     99-29+       121.39      121.21      121.30      121.40      121.38      121.37
     99-30        121.11      120.97      121.04      121.12      121.11      121.09
     99-30+       120.83      120.73      120.78      120.84      120.83      120.82
     99-31        120.55      120.49      120.52      120.56      120.55      120.55
     99-31+       120.28      120.24      120.26      120.28      120.28      120.27

    100-00        120.00      120.00      120.00      120.00      120.00      120.00
    100-00+       119.72      119.76      119.74      119.72      119.72      119.73
    100-01        119.45      119.51      119.48      119.44      119.45      119.45
    100-01+       119.17      119.27      119.22      119.16      119.17      119.18
    100-02        118.89      119.03      118.96      118.88      118.89      118.91
    100-02+       118.62      118.79      118.70      118.60      118.62      118.63
    100-03        118.34      118.54      118.44      118.33      118.34      118.36
    100-03+       118.06      118.30      118.18      118.05      118.06      118.09

    100-04        117.79      118.06      117.92      117.77      117.79      117.82
    100-04+       117.51      117.82      117.66      117.49      117.51      117.54
    100-05        117.23      117.57      117.40      117.21      117.24      117.27
    100-05+       116.96      117.33      117.14      116.93      116.96      117.00
    100-06        116.68      117.09      116.88      116.65      116.68      116.72
    100-06+       116.40      116.85      116.62      116.37      116.41      116.45
    100-07        116.13      116.61      116.36      116.10      116.13      116.18
    100-07+       115.85      116.36      116.10      115.82      115.86      115.91

First Payment      6.603       7.603       6.936       6.603       6.686       6.769
Average Life       6.984       8.298       7.572       6.909       6.995       7.105
Last Payment       7.603       9.019       8.269       7.186       7.269       7.436






                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


  CURRENT COUPON:  TBD                                   vmf99da                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $5,291,000.00           BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275


            PRICING SPEED
            GP I  225.0%/    225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE  GP II 250.0%/    200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24        304.07      303.65      303.86      304.29      304.36      304.29
     99-24+       303.82      303.42      303.62      304.02      304.09      304.02
     99-25        303.56      303.19      303.37      303.75      303.81      303.75
     99-25+       303.31      302.96      303.13      303.49      303.54      303.49
     99-26        303.05      302.74      302.89      303.22      303.27      303.22
     99-26+       302.80      302.51      302.65      302.95      303.00      302.95
     99-27        302.54      302.28      302.41      302.68      302.72      302.68
     99-27+       302.29      302.05      302.17      302.41      302.45      302.41

     99-28        302.04      301.82      301.93      302.14      302.18      302.14
     99-28+       301.78      301.60      301.69      301.88      301.91      301.88
     99-29        301.53      301.37      301.44      301.61      301.63      301.61
     99-29+       301.27      301.14      301.20      301.34      301.36      301.34
     99-30        301.02      300.91      300.96      301.07      301.09      301.07
     99-30+       300.76      300.68      300.72      300.80      300.82      300.80
     99-31        300.51      300.46      300.48      300.54      300.54      300.54
     99-31+       300.25      300.23      300.24      300.27      300.27      300.27

    100-00        300.00      300.00      300.00      300.00      300.00      300.00
    100-00+       299.75      299.77      299.76      299.73      299.73      299.73
    100-01        299.49      299.54      299.52      299.46      299.46      299.46
    100-01+       299.24      299.32      299.28      299.20      299.18      299.20
    100-02        298.98      299.09      299.04      298.93      298.91      298.93
    100-02+       298.73      298.86      298.80      298.66      298.64      298.66
    100-03        298.48      298.63      298.56      298.39      298.37      298.39
    100-03+       298.22      298.41      298.32      298.13      298.10      298.13

    100-04        297.97      298.18      298.08      297.86      297.83      297.86
    100-04+       297.71      297.95      297.84      297.59      297.55      297.59
    100-05        297.46      297.72      297.60      297.33      297.28      297.32
    100-05+       297.21      297.50      297.36      297.06      297.01      297.06
    100-06        296.95      297.27      297.12      296.79      296.74      296.79
    100-06+       296.70      297.04      296.88      296.52      296.47      296.52
    100-07        296.45      296.82      296.64      296.26      296.20      296.26
    100-07+       296.19      296.59      296.40      295.99      295.93      295.99

First Payment      7.603       9.019       8.269       7.186       7.269       7.436
Average Life       8.581      10.149       9.317       7.958       7.770       7.945
Last Payment       9.686      11.436      10.519       9.019       8.353       8.519





                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


                ****** PRELIMINARY MARKETING INFORMATION ******


  CURRENT COUPON:   TBD                                 vmf99da                              FIRST PAYMENT: 12/07/99
ORIGINAL BALANCE: $9,259,000.00           BOND IIB4 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/30/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.4275

                                                        *** TO CALL ***



            PRICING SPEED
            GP I  225.0%/    225.00%/    225.00%/    225.00%/    225.00%/    225.00%/
     PRICE  GP II 250.0%/    200.00%/    225.00%/    275.00%/    300.00%/    325.00%/

     99-24        343.46      343.28      343.36      343.56      343.67      343.75
     99-24+       343.25      343.07      343.15      343.34      343.44      343.51
     99-25        343.03      342.87      342.94      343.12      343.21      343.28
     99-25+       342.81      342.66      342.73      342.89      342.98      343.05
     99-26        342.60      342.46      342.52      342.67      342.75      342.81
     99-26+       342.38      342.25      342.31      342.45      342.52      342.58
     99-27        342.16      342.05      342.10      342.22      342.29      342.34
     99-27+       341.95      341.84      341.89      342.00      342.06      342.11

     99-28        341.73      341.64      341.68      341.78      341.83      341.87
     99-28+       341.51      341.43      341.47      341.56      341.60      341.64
     99-29        341.30      341.23      341.26      341.33      341.37      341.40
     99-29+       341.08      341.02      341.05      341.11      341.15      341.17
     99-30        340.86      340.82      340.84      340.89      340.92      340.94
     99-30+       340.65      340.61      340.63      340.67      340.69      340.70
     99-31        340.43      340.41      340.42      340.44      340.46      340.47
     99-31+       340.22      340.20      340.21      340.22      340.23      340.23

    100-00        340.00      340.00      340.00      340.00      340.00      340.00
    100-00+       339.78      339.80      339.79      339.78      339.77      339.77
    100-01        339.57      339.59      339.58      339.56      339.54      339.53
    100-01+       339.35      339.39      339.37      339.33      339.31      339.30
    100-02        339.14      339.18      339.16      339.11      339.08      339.06
    100-02+       338.92      338.98      338.95      338.89      338.86      338.83
    100-03        338.70      338.77      338.74      338.67      338.63      338.60
    100-03+       338.49      338.57      338.53      338.45      338.40      338.36

    100-04        338.27      338.37      338.32      338.22      338.17      338.13
    100-04+       338.06      338.16      338.11      338.00      337.94      337.90
    100-05        337.84      337.96      337.91      337.78      337.71      337.66
    100-05+       337.63      337.75      337.70      337.56      337.48      337.43
    100-06        337.41      337.55      337.49      337.34      337.26      337.20
    100-06+       337.19      337.35      337.28      337.11      337.03      336.96
    100-07        336.98      337.14      337.07      336.89      336.80      336.73
    100-07+       336.76      336.94      336.86      336.67      336.57      336.50

First Payment      9.686      11.436      10.519       9.019       8.353       8.519
Average Life      11.415      12.594      12.035      10.895      10.377      10.017
Last Payment      11.853      12.769      12.353      11.519      11.186      10.936



                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF
                        AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                        HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                        COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                        THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                        DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                        DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                        IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                        BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                        PROSPECTUS.


________________________________________________________________________________

     -  Vanderbilt
     -  Cut Off Date of Tape is  10/26/99
     -  Fixed
     -     $154,919,226.84
     -  Mortgage Summary Report
________________________________________________________________________________

Number of Mortgage Loans:                                   4,366

Aggregate Unpaid Principal Balance:               $154,919,226.84
Aggregate Original Principal Balance:             $155,677,661.69

Weighted Average Gross Coupon:                            10.452%
Gross Coupon Range:                             7.750% -  18.000%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $35,483.10
Average Original Principal Balance:                    $35,656.82

Maximum Unpaid Principal Balance:                     $149,026.29
Minimum Unpaid Principal Balance:                       $5,025.00

Maximum Original Principal Balance:                   $149,922.24
Minimum Original Principal Balance:                     $5,025.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         238.392
Stated Rem Term Range:                          35.000 -  360.000

Weighted Average Age :                                      2.414
Age Range:                                       0.000 -  121.000

Weighted Average Original Term:                           240.806
Original Term Range:                            36.000 -  361.000

Weighted Average Original LTV:                             85.339
Original LTV Range:                             8.885% - 100.000%


________________________________________________________________________________



Greatest Zip Code Concentration
ZIP  48044 20 loans    $727,473.94       .47


New                       58.74     $90,998,691
Repossessed                2.27      $3,515,487
Used                      38.99     $60,405,048


Multi-section             51.84     $80,315,216
Single-section            43.54     $67,459,062
Site Built                 4.61      $7,144,948


Not Parked                46.11     $71,434,982
Not available (21C)       14.85     $23,006,964
Parked                    34.43     $53,332,332
Site Built                 4.61      $7,144,948



                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.



            Geographical Distribution of Manufactured Homes as of
                       Origination - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   69               2,096,504           1.35
Arkansas                  50               1,770,055           1.14
Arizona                  136               5,460,718           3.52
California                15                 891,690           0.58
Colorado                 110               4,059,301           2.62
Connecticut                1                  21,570           0.01
Delaware                  22                 819,034           0.53
Florida                  172               7,524,031           4.86
Georgia                   98               3,512,776           2.27
Iowa                      66               2,126,232           1.37
Idaho                     16                 673,530           0.43
Illinois                  35               1,296,104           0.84
Indiana                   72               2,081,362           1.34
Kansas                    21                 670,909           0.43
Kentucky                 139               4,119,050           2.66
Louisiana                127               4,210,726           2.72
Massachusetts              4                 227,177           0.15
Maryland                  33               1,013,237           0.65
Michigan                 302              10,759,455           6.95
Minnesota                 95               3,225,697           2.08
Missouri                 144               4,741,097           3.06
Mississippi               52               1,843,235           1.19
Montana                   10                 276,665           0.18
North Carolina           400              13,965,195           9.01
North Dakota               8                 229,385           0.15
Nebraska                   3                 103,562           0.07
New Jersey                 5                 305,902           0.20
New Mexico                63               2,361,109           1.52
Nevada                     3                 122,830           0.08
New York                  52               2,082,676           1.34
Ohio                     125               3,699,199           2.39
Oklahoma                  45               1,538,275           0.99
Oregon                    28               1,082,959           0.70
Pennsylvania              32               1,064,092           0.69
South Carolina           247               8,587,199           5.54
South Dakota               2                  64,573           0.04
Tennessee                479              15,972,868          10.31
Texas                    788              29,379,577          18.96
Utah                       3                 230,218           0.15
Virginia                 232               8,542,097           5.51
Washington                 4                 286,670           0.19
Wisconsin                 52               1,747,385           1.13
West Virginia              5                 112,350           0.07
Wyoming                    1                  20,950           0.01
__________________________________________________________________________
Total...............    4366        $    154,919,227         100.00%
==========================================================================



                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.


             Years of Origination of Contracts - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1989                            1            17,610          0.01
   1991                            2            55,023          0.04
   1992                            2            62,486          0.04
   1993                            6           120,603          0.08
   1994                            3            81,369          0.05
   1995                            6           192,194          0.12
   1996                           15           464,560          0.30
   1997                            4           152,328          0.10
   1998                          305        16,332,772         10.54
   1999                         4022       137,440,283         88.72
__________________________________________________________________________
Total.................          4366      $154,919,227        100.00%
==========================================================================









                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.


                       Distribution of Original Amounts - Group I Contracts


                                                                         Percentage of
                                                        Aggregate        Cut-Off Date
              Original                     Number of     Unpaid            Aggregate
            Mortgage Loan                  Mortgage     Principal          Principal
          Principal Balance                  Loans       Balance            Balance

 $  5,000.01 < Balance <= $ 10,000.00           99           798,000          0.52
 $ 10,000.01 < Balance <= $ 15,000.00          297         3,770,498          2.43
 $ 15,000.01 < Balance <= $ 20,000.00          424         7,434,346          4.80
 $ 20,000.01 < Balance <= $ 25,000.00          560        12,612,703          8.14
 $ 25,000.01 < Balance <= $ 30,000.00          591        16,201,974         10.46
 $ 30,000.01 < Balance <= $ 35,000.00          532        17,247,719         11.13
 $ 35,000.01 < Balance <= $ 40,000.00          402        14,978,427          9.67
 $ 40,000.01 < Balance <= $ 45,000.00          375        15,871,168         10.24
 $ 45,000.01 < Balance <= $ 50,000.00          291        13,717,346          8.85
 $ 50,000.01 < Balance <= $ 55,000.00          217        11,336,159          7.32
 $ 55,000.01 < Balance <= $ 60,000.00          152         8,686,377          5.61
 $ 60,000.01 < Balance <= $ 65,000.00          117         7,247,127          4.68
 $ 65,000.01 < Balance <= $ 70,000.00           83         5,573,525          3.60
 $ 70,000.01 < Balance <= $ 75,000.00           57         4,107,177          2.65
 $ 75,000.01 < Balance <= $ 80,000.00           38         2,921,331          1.89
 $ 80,000.01 < Balance <= $ 85,000.00           38         3,137,085          2.02
 $ 85,000.01 < Balance <= $ 90,000.00           23         1,995,694          1.29
 $ 90,000.01 < Balance <= $ 95,000.00           24         2,145,742          1.39
 $ 95,000.01 < Balance <= $100,000.00           14         1,354,295          0.87
 $100,000.01 < Balance <= $105,000.00            8           822,090          0.53
 $105,000.01 < Balance <= $110,000.00            4           430,398          0.28
 $110,000.01 < Balance <= $115,000.00            3           339,669          0.22
 $115,000.01 < Balance <= $120,000.00            5           589,442          0.38
 $120,000.01 < Balance <= $125,000.00            1           120,815          0.08
 $125,000.01 < Balance <= $130,000.00            3           379,102          0.24
 $130,000.01 < Balance <= $135,000.00            4           520,629          0.34
 $140,000.01 < Balance <= $145,000.00            2           283,281          0.18
 $145,000.01 < Balance <= $150,000.00            2           297,107          0.19
_______________________________________________________________________________
Total....................                     4366      $154,919,227        100.00%
===============================================================================




      Distribution of Original Loan-to-Value Ratios - Group I Contracts


                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                285        6,575,727           4.24
From 61.000% to 65.999%          155        4,868,351           3.14
From 66.000% to 70.999%          203        6,860,107           4.43
From 71.000% to 75.999%          284        9,540,979           6.16
From 76.000% to 80.999%          396       14,516,328           9.37
From 81.000% to 85.999%          609       20,619,069          13.31
From 86.000% to 90.999%         1191       40,968,840          26.45
From 91.000% to 100.000%        1243       50,969,826          32.90
__________________________________________________________________________
Total....................       4366      $154,919,227        100.00%
==========================================================================



                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.


                Cut-off Date Contract Rate - Group I Contracts


                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.000% < Gross Coupon <=  8.000        31        1,859,169          1.20
 8.000% < Gross Coupon <=  9.000       318       15,290,275          9.87
 9.000% < Gross Coupon <= 10.000      1374       57,121,107         36.87
10.000% < Gross Coupon <= 11.000      1149       38,808,150         25.05
11.000% < Gross Coupon <= 12.000       772       22,756,569         14.69
12.000% < Gross Coupon <= 13.000       405       11,463,441          7.40
13.000% < Gross Coupon <= 14.000       258        6,364,544          4.11
14.000% < Gross Coupon <= 15.000        46        1,023,688          0.66
15.000% < Gross Coupon <= 16.000        11          215,471          0.14
16.000% < Gross Coupon <= 17.000         1           11,745          0.01
17.000% < Gross Coupon <= 18.000         1            5,069          0.00

____________________________________________________________________________
Total..........                       4366     $154,919,227        100.00%
============================================================================



               Remaining Months to Maturity - Group I Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72        201       2,523,103              1.63%
 72 < Rem Term <=  84        165       2,579,952              1.67%
 84 < Rem Term <= 120        506      10,669,023              6.89%
120 < Rem Term <= 156        459      12,117,275              7.82%
156 < Rem Term <= 180        687      20,184,303             13.03%
180 < Rem Term <= 240      1,220      45,849,855             29.60%
240 < Rem Term <= 300        486      24,587,184             15.87%
300 < Rem Term <= 360        642      36,408,532             23.50%
___________________________________________________________________
Total............        4,366   154,919,227                100.00%
===================================================================




                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.


                Distribution of Model Years - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1954                            1            29,950          0.02
   1967                            1            19,050          0.01
   1968                            1             9,604          0.01
   1969                            2            73,540          0.05
   1970                            7            86,803          0.06
   1971                           14           168,896          0.11
   1972                           15           260,302          0.17
   1973                            7           127,226          0.08
   1974                           14           212,817          0.14
   1975                            8           321,519          0.21
   1976                           11           223,646          0.14
   1977                           17           323,647          0.21
   1978                           25           467,945          0.30
   1979                           26           462,480          0.30
   1980                           22           509,913          0.33
   1981                           20           396,837          0.26
   1982                           26           506,874          0.33
   1983                           41           800,622          0.52
   1984                           58           957,168          0.62
   1985                           61         1,157,732          0.75
   1986                           79         1,695,332          1.09
   1987                           71         1,458,643          0.94
   1988                           70         1,612,792          1.04
   1989                           82         1,831,035          1.18
   1990                           87         1,981,180          1.28
   1991                          110         2,967,352          1.92
   1992                          112         2,929,112          1.89
   1993                          181         5,221,159          3.37
   1994                          221         6,552,312          4.23
   1995                          324        10,677,356          6.89
   1996                          454        15,906,532         10.27
   1997                          462        18,801,704         12.14
   1998                          485        22,062,953         14.24
   1999                          689        29,613,278         19.12
   2000                          562        24,491,916         15.81
__________________________________________________________________________
Total.................          4366      $154,919,227        100.00%
==========================================================================





                  THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
                  AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
                  HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
                  COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
                  THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
                  DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
                  DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
                  IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
                  BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
                  PROSPECTUS.



________________________________________________________________________________
     -  Vanderbilt
     -  Cut Off Date of Tape is  10/26/99
     -  Adjustable - rate
     -   $132,268,899.79
________________________________________________________________________________
Number of Mortgage Loans:                                   3,269

Index:                                       1 Yr. CMT, 5 Yr. CMT

Aggregate Unpaid Principal Balance:               $132,268,899.79
Aggregate Original Principal Balance:             $132,747,531.92
________________________________________________________________________________
Weighted Average Coupon (Gross):                          10.180%
Gross Coupon Range:                             7.990% -  15.500%

Weighted Average Margin (Gross):                           4.487%
Gross Margin Range:                             2.150% -   9.820%

Weighted Average Life Cap (Gross):                        15.970% * Excludes 2 capless loans
Gross Life Cap Range:                          12.990% -  21.500%

Weighted Average Life Floor (Gross):                       4.487%
Gross Life Floor Range:                         2.150% -   9.820%
________________________________________________________________________________
Average Unpaid Principal Balance:                      $40,461.58
Average Original Principal Balance:                    $40,607.99

Maximum Unpaid Principal Balance:                     $131,730.87
Minimum Unpaid Principal Balance:                       $5,489.00

Maximum Original Principal Balance:                   $131,900.00
Minimum Original Principal Balance:                     $5,489.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         237.743
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.760
Age Range:                                       0.000 -   39.000

Weighted Average Original Term:                           238.504
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             85.766
Original LTV Range:                             8.462% - 100.000%

Weighted Average Periodic Interest Cap:                    1.585% * Excludes 2 capless loans
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.197
Months to Interest Roll Range:                           1 -   13

Weighted Average Interest Roll Frequency:                  12.000
Interest Frequency Range:                               12 -   12
________________________________________________________________________________
Greatest Zip Code Concentration
ZIP 76208  25 loans  $878,887.32     .66

New                       80.68     $106,708,618
Repossessed                 .05          $72,648
Used                      19.27      $25,487,634

Multi-section             58.06      $76,798,803
Single-section            41.94      $55,470,097

Not Parked                70.66      $93,459,728
Parked                    29.34      $38,809,172



             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


            Geographical Distribution of Manufactured Homes as of
                       Origination - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   32               1,348,929           1.02
Arkansas                  25                 942,128           0.71
Arizona                   17                 679,662           0.51
Colorado                  33               1,434,504           1.08
Delaware                   5                 205,834           0.16
Florida                  145               5,392,771           4.08
Georgia                   53               1,908,660           1.44
Iowa                       2                  58,149           0.04
Illinois                   3                 101,647           0.08
Indiana                   14                 471,027           0.36
Kansas                     1                  57,444           0.04
Kentucky                 285              10,538,803           7.97
Louisiana                118               4,479,316           3.39
Maryland                   4                 173,974           0.13
Michigan                   1                  41,587           0.03
Missouri                  28               1,098,959           0.83
Mississippi               36               1,516,550           1.15
North Carolina           577              26,196,343          19.81
Nebraska                   2                  65,089           0.05
New Jersey                 1                  13,723           0.01
New Mexico                21                 764,814           0.58
New York                   4                 147,493           0.11
Ohio                      25                 939,242           0.71
Oklahoma                  22                 807,518           0.61
Pennsylvania               6                 286,881           0.22
South Carolina           313              14,170,550          10.71
Tennessee                637              24,837,643          18.78
Texas                    599              22,008,378          16.64
Virginia                 248              11,039,522           8.35
West Virginia             12                 541,760           0.41
_____________________________________________________________________________
Total...............    3269        $    132,268,900         100.00%
=============================================================================


            Years of Origination of Contracts - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1996                            3           119,938          0.09
   1997                            8           270,626          0.20
   1998                           23           875,226          0.66
   1999                         3235       131,003,110         99.04
__________________________________________________________________________
Total.................          3269      $132,268,900        100.00%
==========================================================================



             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


                      Distribution of Original Amounts - Group II Contracts


                                                                                  Percentage of
                                                                  Aggregate        Cut-Off Date
              Original                               Number of     Unpaid            Aggregate
            Mortgage Loan                            Mortgage     Principal          Principal
          Principal Balance                            Loans       Balance            Balance

 $  5,000.01 < Balance <= $ 10,000.00                     34           268,965          0.20
 $ 10,000.01 < Balance <= $ 15,000.00                     86         1,104,394          0.83
 $ 15,000.01 < Balance <= $ 20,000.00                    174         3,045,229          2.30
 $ 20,000.01 < Balance <= $ 25,000.00                    224         5,060,249          3.83
 $ 25,000.01 < Balance <= $ 30,000.00                    442        12,137,914          9.18
 $ 30,000.01 < Balance <= $ 35,000.00                    512        16,638,329         12.58
 $ 35,000.01 < Balance <= $ 40,000.00                    388        14,410,718         10.90
 $ 40,000.01 < Balance <= $ 45,000.00                    280        11,811,254          8.93
 $ 45,000.01 < Balance <= $ 50,000.00                    242        11,470,596          8.67
 $ 50,000.01 < Balance <= $ 55,000.00                    217        11,347,352          8.58
 $ 55,000.01 < Balance <= $ 60,000.00                    213        12,199,202          9.22
 $ 60,000.01 < Balance <= $ 65,000.00                    145         9,027,536          6.83
 $ 65,000.01 < Balance <= $ 70,000.00                    108         7,269,018          5.50
 $ 70,000.01 < Balance <= $ 75,000.00                     72         5,187,525          3.92
 $ 75,000.01 < Balance <= $ 80,000.00                     51         3,920,946          2.96
 $ 80,000.01 < Balance <= $ 85,000.00                     29         2,329,701          1.76
 $ 85,000.01 < Balance <= $ 90,000.00                     15         1,302,833          0.98
 $ 90,000.01 < Balance <= $ 95,000.00                     14         1,286,902          0.97
 $ 95,000.01 < Balance <= $100,000.00                      6           583,095          0.44
 $100,000.01 < Balance <= $105,000.00                      5           510,795          0.39
 $105,000.01 < Balance <= $110,000.00                      4           427,980          0.32
 $110,000.01 < Balance <= $115,000.00                      5           560,130          0.42
 $115,000.01 < Balance <= $120,000.00                      1           117,137          0.09
 $120,000.01 < Balance <= $125,000.00                      1           119,368          0.09
 $130,000.01 < Balance <= $135,000.00                      1           131,731          0.10
_________________________________________________________________________________________
Total....................                               3269      $132,268,900        100.00%
=========================================================================================





      Distribution of Original Loan-to-Value Ratios - Group II Contracts


                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                107        3,313,763           2.51
From 61.000% to 65.999%           90        3,401,416           2.57
From 66.000% to 70.999%          120        5,008,928           3.79
From 71.000% to 75.999%          213        9,070,391           6.86
From 76.000% to 80.999%          257       11,655,075           8.81
From 81.000% to 85.999%          424       17,478,380          13.21
From 86.000% to 90.999%         1103       45,749,817          34.59
From 91.000% to 100.000%         955       36,591,129          27.66
__________________________________________________________________________
Total....................       3269      $132,268,900        100.00%
==========================================================================



             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


                Cut-off Date Contract Rate - Group II Contracts


                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.000% < Gross Coupon <=  8.000       284       14,592,489         11.03
 8.000% < Gross Coupon <=  9.000       378       19,686,951         14.88
 9.000% < Gross Coupon <= 10.000       647       27,690,644         20.94
10.000% < Gross Coupon <= 11.000       903       34,186,248         25.85
11.000% < Gross Coupon <= 12.000       703       25,272,307         19.11
12.000% < Gross Coupon <= 13.000       272        8,739,175          6.61
13.000% < Gross Coupon <= 14.000        76        1,980,782          1.50
14.000% < Gross Coupon <= 15.000         5           92,037          0.07
15.000% < Gross Coupon <= 16.000         1           28,267          0.02

____________________________________________________________________________
Total..........                       3269     $132,268,900        100.00%
============================================================================





               Remaining Months to Maturity - Group II Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 < Rem Term <=  72         45         524,352              0.40%
 72 < Rem Term <=  84         50         762,209              0.58%
 84 < Rem Term <= 120        147       3,153,041              2.38%
120 < Rem Term <= 156        334       8,780,107              6.64%
156 < Rem Term <= 180        468      14,813,078             11.20%
180 < Rem Term <= 240      1,379      55,518,451             41.97%
240 < Rem Term <= 300        587      32,668,636             24.70%
300 < Rem Term <= 360        259      16,049,025             12.13%
___________________________________________________________________
Total............        3,269   132,268,900                100.00%
=====================================================================






             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


               Distribution of Lifetime Cap - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
           Life CAP                 Loans     Balance              Balance

      Life CAP  = 0.000                 2        90,936              0.07
12.501 Life CAP <= 13.000              64     2,944,985              2.23
13.001 Life CAP <= 13.500              67     3,038,511              2.30
13.501 Life CAP <= 14.000             230    12,039,421              9.10
14.001 Life CAP <= 14.500             233    12,157,986              9.19
14.501 Life CAP <= 15.000             171     7,966,512              6.02
15.001 Life CAP <= 15.500             293    11,978,993              9.06
15.501 Life CAP <= 16.000             462    19,041,860             14.40
16.001 Life CAP <= 16.500             566    22,193,761             16.78
16.501 Life CAP <= 17.000             314    11,725,172              8.86
17.001 Life CAP <= 17.500             295    10,399,171              7.86
17.501 Life CAP <= 18.000             306    10,525,261              7.96
18.001 Life CAP <= 18.500             161     5,426,004              4.10
18.501 Life CAP <= 19.000              40     1,166,762              0.88
19.001 Life CAP <= 19.500              35       948,165              0.72
19.501 Life CAP <= 20.000              25       530,520              0.40
20.001 Life CAP <= 20.500               3        60,925              0.05
20.501 Life CAP <= 21.000               1         5,688              0.00
21.001 Life CAP <= 21.500               1        28,267              0.02
__________________________________________________________________________
Total.................              3269    $132,268,900        100.00%
==========================================================================


               Distribution of Gross Margin - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
         Gross Margin               Loans     Balance              Balance

 2.001 Gross Margin <= 2.500          249    13,172,956              9.96
 2.501 Gross Margin <= 3.000          328    16,581,202             12.54
 3.001 Gross Margin <= 3.500          103     4,841,758              3.66
 3.501 Gross Margin <= 4.000          194     8,564,099              6.47
 4.001 Gross Margin <= 4.500          475    20,314,303             15.36
 4.501 Gross Margin <= 5.000          581    22,468,383             16.99
 5.001 Gross Margin <= 5.500          343    12,513,931              9.46
 5.501 Gross Margin <= 6.000          307    11,252,657              8.51
 6.001 Gross Margin <= 6.500          360    12,670,762              9.58
 6.501 Gross Margin <= 7.000          198     6,298,864              4.76
 7.001 Gross Margin <= 7.500           56     1,671,721              1.26
 7.501 Gross Margin <= 8.000           40     1,080,990              0.82
 8.001 Gross Margin <= 8.500           28       701,061              0.53
 8.501 Gross Margin <= 9.000            4        76,832              0.06
 9.001 Gross Margin <= 9.500            1        25,424              0.02
 9.501 Gross Margin <= 10.000           2        33,955              0.03
__________________________________________________________________________
Total.................              3269    $132,268,900        100.00%
==========================================================================




             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


              Distribution of Lifetime Floor - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
          Life Floor                Loans     Balance              Balance

 2.001 Life Floor <= 2.500            249    13,172,956              9.96
 2.501 Life Floor <= 3.000            328    16,581,202             12.54
 3.001 Life Floor <= 3.500            103     4,841,758              3.66
 3.501 Life Floor <= 4.000            194     8,564,099              6.47
 4.001 Life Floor <= 4.500            475    20,314,303             15.36
 4.501 Life Floor <= 5.000            581    22,468,383             16.99
 5.001 Life Floor <= 5.500            343    12,513,931              9.46
 5.501 Life Floor <= 6.000            307    11,252,657              8.51
 6.001 Life Floor <= 6.500            360    12,670,762              9.58
 6.501 Life Floor <= 7.000            198     6,298,864              4.76
 7.001 Life Floor <= 7.500             56     1,671,721              1.26
 7.501 Life Floor <= 8.000             40     1,080,990              0.82
 8.001 Life Floor <= 8.500             28       701,061              0.53
 8.501 Life Floor <= 9.000              4        76,832              0.06
 9.001 Life Floor <= 9.500              1        25,424              0.02
 9.501 Life Floor <= 10.000             2        33,955              0.03
__________________________________________________________________________
Total.................              3269    $132,268,900        100.00%
==========================================================================



                          NEXT INTEREST ROLLDATE DATE



                                   Percentage
                                   of Cut-Off
                      Aggregate       Date
     Next   Number of  Unpaid      Aggregate    Weighted  Weighted
     Roll   Mortgage  Principal    Principal    Average   Average
     Date     Loans    Balance      Balance      Coupon   Maturity

   01/01/00       1       $33,855     00.03       9.750    193.00
   02/01/00       3      $142,526     00.11       9.872    285.46
   03/01/00       1       $27,744     00.02      12.125    161.00
   05/01/00       3      $128,764     00.10       9.989    210.97
   06/01/00       6      $280,020     00.21       9.593    261.10
   07/01/00      51    $2,130,273     01.61      10.037    233.77
   08/01/00     815   $32,172,971     24.32      10.118    231.53
   09/01/00    1116   $44,650,537     33.76      10.057    238.41
   10/01/00     997   $40,911,915     30.93      10.279    239.62
   11/01/00     206    $8,692,646     06.57      10.463    243.98
   12/01/00      66    $2,910,505     02.20      10.697    250.77
   12/01/99       4      $187,142     00.14       9.911    256.28
__________________________________________________________________________
Total........  3269  $132,268,900    100.00%     10.180    237.74
==========================================================================






             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


               Distribution of Periodic Cap - Group II Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

No Periodic Cap               2             90,936              0.07
  1.000                    1355         54,808,376             41.44
  2.000                    1912         77,369,589             58.49
__________________________________________________________________________
Total.................     3269       $132,268,900            100.00%
==========================================================================









                                                  LOAN FEATURE
___________________________________________________________________________________________________________________


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
     Loan Feature                Loan   Pool      WAC   Term    Age     LTV         Amount          Balance

1 Yr. CMT                            2    .07    9.133 346.49  13.51    86.43          $46,879        $90,936
5 Yr. CMT                        3,267  99.93   10.181 237.67   0.75    85.77         $131,900   $132,177,964
___________________________________________________________________________________________________________________
Total.....                       3,269 100.00%  10.180 237.74   0.76    85.77         $131,900   $132,268,900
===================================================================================================================










             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.


               Distribution of Model Years - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1964                            1            19,437          0.01
   1967                            1             8,250          0.01
   1968                            1            12,076          0.01
   1972                            1             5,688          0.00
   1973                            3            21,349          0.02
   1974                            1            10,055          0.01
   1975                            3            39,678          0.03
   1976                            1            15,908          0.01
   1977                            2            24,380          0.02
   1978                           11           179,460          0.14
   1979                            7            70,794          0.05
   1980                            7           117,380          0.09
   1981                            7           123,863          0.09
   1982                            9           103,983          0.08
   1983                           20           338,903          0.26
   1984                           21           366,615          0.28
   1985                           20           405,904          0.31
   1986                           21           409,200          0.31
   1987                           10           208,883          0.16
   1988                           16           308,998          0.23
   1989                           14           284,280          0.21
   1990                           22           454,628          0.34
   1991                           22           457,501          0.35
   1992                           27           693,886          0.52
   1993                           42         1,117,047          0.84
   1994                           59         1,716,431          1.30
   1995                          114         3,500,684          2.65
   1996                          185         5,830,317          4.41
   1997                          151         5,336,602          4.03
   1998                          254        10,091,258          7.63
   1999                          940        40,524,927         30.64
   2000                         1276        59,470,535         44.96
__________________________________________________________________________
Total.................          3269      $132,268,900        100.00%
==========================================================================




             THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR SOLICITATION OF
             AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  INFORMATION CONTAINED
             HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE
             COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE
             THE SECURITIES.  THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE
             DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY
             DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED
             IN THE FINAL PROSPECTUS SUPPLEMENT.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO
             BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED
             PROSPECTUS.
